                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF

                                  BIG B, INC.
           PURSUANT TO THE OFFER TO PURCHASE DATED SEPTEMBER 10, 1996
               AND THE SUPPLEMENT THERETO DATED OCTOBER 29, 1996
                                       BY

                             RDS ACQUISITION INC.,

                          a Wholly Owned Subsidiary of

                                REVCO D.S., INC.

            THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 9:00 A.M.,
NEW YORK CITY TIME, ON FRIDAY, NOVEMBER 15, 1996, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    ChaseMellon Shareholder Services, L.L.C.

                      By Mail                                  By Hand or Overnight Delivery:
      ChaseMellon Shareholder Services, L.L.C.            ChaseMellon Shareholder Services, L.L.C.
             Reorganization Department                            Reorganization Department
                    P.O. Box 798                                        120 Broadway
                  Midtown Station                                        13th Floor
                 New York, NY 10018                                  New York, NY 10271

                              By Fax Transmission:
                                 (201) 329-8936

                    For Fax Confirmation Only by Telephone:
                                 (201) 296-4209
                            ------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FAX TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This revised Letter of Transmittal or the previously circulated original BLUE Letter of Transmittal is to be completed by securityholders of Big B, Inc. (the "Company") either if certificates ("Certificates") evidencing Shares (as defined below) and/or Convertible Debentures (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the account of ChaseMellon Shareholder Services, L.L.C. (the "Depositary") at The Depository Trust Company or Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedures described in the section entitled "The Tender Offer--Procedures for Tendering Shares" of the Offer to Purchase (as defined below), as amended and supplemented by the Supplement (as defined below).

     Securityholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Supplement) or who cannot complete the procedures for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedures described in the section entitled "The Tender Offer--Procedures for Tendering Shares" of the Offer to Purchase, as amended and supplemented by the Supplement. See Instruction 2.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution: ____________________________________________

   Check box of Applicable Book-Entry Transfer Facility:

   [ ] The Depository Trust Company

   [ ] Philadelphia Depository Trust Company

   Account Number ____________________________________________________________

   Transaction Code Number ___________________________________________________

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s): _________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ______________________

    Name of Institution which Guaranteed Delivery: ___________________________

    If Delivered by Book-Entry Transfer, Check Box of Applicable Book-Entry Transfer Facility:

    [ ] The Depository Trust Company

    [ ] Philadelphia Depository Trust Company

    Account Number ___________________________________________________________

    Transaction Code Number __________________________________________________

--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED

------------------------------------------------------------------------------------------------------------------------------
             NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
              (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                       CERTIFICATE(S) AND SHARE(S) TENDERED
                   APPEAR(S) ON SHARE CERTIFICATE(S))                            (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------
                                                                                              TOTAL NUMBER
                                                                                               OF SHARES         NUMBER OF
                                                                            CERTIFICATE       EVIDENCED BY         SHARES
                                                                            NUMBER(S)(1)   CERTIFICATE(S)(1)(2)    TENDERED(2)
                                                                         -----------------------------------------------------

                                                                         -----------------------------------------------------

                                                                         -----------------------------------------------------

                                                                         -----------------------------------------------------
                                                                                      TOTAL SHARES OF COMMON STOCK
                                                                                                                  ------------

--------------------------------------------------------------------------------

   (1) Need not be completed by shareholders delivering Shares by book-entry transfer.

   (2) Includes whole Shares to be received upon conversion of Convertible Debentures if certificates for Convertible Debentures are being delivered to tender such Shares. Unless otherwise indicated, it will be assumed that all Shares evidenced by each certificate for Shares
       (and all whole Shares to be received upon conversion of Convertible Debentures evidenced by each certificate for Convertible Debentures)
       are being tendered. See Instruction 4.
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to RDS Acquisition Inc., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Revco D.S., Inc., a Delaware corporation, the above-described shares of Common Stock, par value $0.001 per share (the "Common Stock"), of Big B, Inc., an Alabama corporation (the "Company"), together with an equal number of associated Common Stock purchase rights (the "Rights") issued pursuant to the Rights Agreement dated as of September 23, 1996, as amended, between the Company and First National Bank of Boston, as Rights Agent (the Common Stock, together with the associated Rights being collectively herein referred to, unless the context otherwise requires, as the "Shares"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated September 10, 1996 (the "Offer to Purchase"), as amended and supplemented, including by the Supplement to the Offer to Purchase dated October 29, 1996 (the "Supplement"), and in this Letter of Transmittal (which together with any amendments or supplements hereto or thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

     Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after September 10, 1996 (collectively, "Distributions")), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned to the fullest extent of the undersigned's rights with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidence of transfer and authenticity to, or upon the order of, the Purchaser, (b) present such Shares and all Distributions for transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned irrevocably appoints Jack A. Staph, Brian P. Carney and Paul N. Harris as attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment by the Purchaser (and any and all Distributions). All such attorneys-in-fact and proxies shall be considered coupled with an interest in the tendered Shares. This appointment will be effective if, when, and only to the extent that, the Purchaser accepts such Shares for payment as provided in the Offer to Purchase, as amended and supplemented by the Supplement. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares and other securities will, without further action, be revoked, and no subsequent powers of attorney or proxies may be given. The individuals named above as attorneys-in-fact and proxies will, with respect to the Shares and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual, special, adjourned or postponed meeting of the Company's shareholders, by written consent or otherwise, and the Purchaser reserves the right to require that in order for Shares or other securities to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting rights with respect to such Shares.

     If the undersigned is tendering Shares by the delivery of certificates for the Company's 6.5% Convertible Subordinated Debentures Due 2003 ("Convertible Debentures"), in addition to the matters described above, the undersigned hereby irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Convertible Debentures, (a) to convert Convertible Debentures represented by such certificates into the Shares being tendered, (b) to cause the transfer of record ownership of such Convertible Debentures into the name of the undersigned or the Depositary if deemed by the Depositary or the Purchaser to be necessary or appropriate to convert such Convertible Debentures into the Shares being tendered and (c) to receive the Shares issuable upon conversion of such Convertible Debentures and any cash in lieu of fractional Shares payable upon such conversion. This appointment will be effective if, when and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions (including Shares and Distributions to be received upon conversion of Convertible Debentures on behalf of the undersigned) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

     If the undersigned is tendering Shares by the delivery of Certificates for Convertible Debentures, the undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to effectuate the conversion of such Convertible Debentures into the Shares tendered hereby, including, without limitation, such documents as shall be necessary to effect the transfer of record ownership of such Convertible Debentures into the name of the undersigned or the Depositary.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase or the Supplement this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the section entitled "The Tender Offer--Procedures for Tendering Shares" of the Offer to Purchase, and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, as amended and supplemented by the Supplement, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please issue the check for the purchase price of all Shares purchased (and if the undersigned is tendering Shares by the delivery of Certificates for Convertible Debentures, the check for any cash in lieu of fractional Shares received upon conversion of such Convertible Debentures), and return all Certificates evidencing Shares not tendered or not purchased (and Certificates evidencing Convertible Debentures convertible into Shares not tendered or not purchased), in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered". Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions", please mail the check for the purchase price of all Shares purchased (and if the undersigned is tendering Shares by the delivery of Certificates for Convertible Debentures, the check for any cash in lieu of fractional Shares received upon conversion of such Convertible Debentures) and return all certificates evidencing Shares not tendered or not purchased (and Certificates evidencing Convertible Debentures convertible into Shares not tendered or not purchased) (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered". In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased (and if the undersigned is tendering Shares by the delivery of Certificates for Convertible Debentures, the check for any cash in lieu of fractional Shares received upon conversion of such Convertible Debentures) and return all Certificates evidencing Shares not tendered or not purchased (and Certificates evidencing Convertible Debentures convertible into Shares not tendered or not purchased) in the name(s) of, and mail such check(s) and certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares (or convert or transfer any Convertible Debentures) from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares tendered hereby.

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES (OR CONVERTIBLE
    DEBENTURES) THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 10.

   Number of Shares (or number of Shares to be received upon conversion of
    Convertible Debentures) represented by the lost or destroyed certificates:
                 -------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of the Shares purchased (and if the undersigned is tendering Shares by the delivery of Certificates for Convertible Debentures, the check for any cash in lieu of fractional Shares received upon conversion of such Convertible Debentures) or Certificates evidencing the Shares not tendered or not purchased (or Certificates evidencing Convertible Debentures convertible into the Shares not tendered or not purchased) are to be issued in the name of someone other than the undersigned, or if the Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at one of the Book-Entry Transfer Facilities other than that designated above.

Issue:  [ ] Check                                         [ ] Certificate(s) to:

Name
    --------------------------------------------------
                                    (Please Print)

Address

------------------------------------------------------
                               (Include Zip Code)

------------------------------------------------------
 (Taxpayer Identification or Social Security Number)

[ ] Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:

Check appropriate box:
[ ] The Depository Trust Company

[ ] Philadelphia Depository Trust Company

Account Number
              ----------------------------------------

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

                    ----------------------------------------

                    ----------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Dated:  _________________ , 1996

(MUST BE SIGNED BY REGISTERED HOLDER(S) AS NAME(S) APPEAR(S) ON THE CERTIFICATE(S) OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION. SEE INSTRUCTION 5.)

Name(s)
       --------------------------------------------------------

       --------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full title)
                     ------------------------------------------

Address
       --------------------------------------------------------

       --------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number (    )
                                ---- --------------------------
Taxpayer Identification or Social Security
Number
      ---------------------------------------------------------
                               (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
                    -------------------------------------------

Name
    -----------------------------------------------------------
                                 (PLEASE PRINT)

Name of Firm
            ---------------------------------------------------

Address
       --------------------------------------------------------

       --------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number (    )
                                ---- --------------------------

Dated:  _________________ , 1996

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares purchased (and if the undersigned is tendering Shares by the delivery of Certificates for Convertible Debentures, the check for any cash in lieu of fractional Shares received upon conversion of such Convertible Debentures) or Certificates evidencing the Shares not tendered or not purchased (or Certificates evidencing Convertible Debentures convertible into the Shares not tendered or not purchased) are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered".

Mail [ ] Check                                        [ ] Certificate(s) to:

Name
    ----------------------------------------------------------------------------
                                   (Please Print)
Address

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
              (Taxpayer Identification or Social Security Number)

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in any of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of Shares) of any of the Shares tendered herewith and such registered holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above or (b) such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If Certificates evidencing Shares or Convertible Debentures are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or Certificates relating to tendered Shares not accepted for payment are to be returned to a person other than the registered holder of the Certificates surrendered, the tendered Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or name(s) of the registered holders or owners appear on the Certificate, with the signatures on such Certificate or stock powers guaranteed as aforesaid. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used either if Certificates evidencing Shares or Convertible Debentures are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in the section entitled "The Tender Offer--Procedures for Tendering Shares" of the Offer to Purchase, as amended and supplemented by the Supplement. Certificates evidencing all tendered Shares (or Certificates evidencing Convertible Debentures convertible into all tendered Shares), or confirmation of a book-entry transfer of such Shares (a "Book-Entry Confirmation"), if such procedure is available, into the Depositary's account at one of the Book-Entry Transfer Facilities pursuant to the procedures set forth in the section entitled "The Tender Offer--Procedures for Tendering Shares" of the Offer to Purchase, as amended and supplemented by the Supplement, together with a properly completed and duly executed Letter of Transmittal (or copy thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message, as defined below) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. If Certificates evidencing Shares or Convertible Debentures are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Securityholders whose Certificates are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender Shares pursuant to the guaranteed delivery procedures described in the section entitled "The Tender Offer--Procedures for Tendering Shares" of the Offer to Purchase, as amended and supplemented by the Supplement. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser herewith, must be received by the Depositary prior to the Expiration Date; and (iii) the Certificates evidencing all tendered Shares (or Certificates evidencing Convertible Debentures convertible into all tendered Shares), in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedures are available, into the Depositary's account at one of the Book-Entry Transfer Facilities, together with a properly completed and duly executed Letter of Transmittal (or copy thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other required documents, must be received by the Depositary within three trading days after the date of execution of the Notice of Guaranteed Delivery, all as described in the section entitled "The Tender Offer--Procedures for Tendering Shares" of the Offer to Purchase, as amended and supplemented by the Supplement. A "trading day" is any day on which the Nasdaq National Market is open for business.

     The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Facility tendering the Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

     The signatures on this Letter of Transmittal cover Shares tendered hereby.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES EVIDENCING SHARES OR CONVERTIBLE DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SECURITYHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a copy hereof), all tendering securityholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Certificate numbers, the number of Shares evidenced by such Certificates (or the number of Shares to be received upon conversion of Convertible Debentures evidenced by such Certificates) and the number of Shares tendered should be listed on a separate schedule and attached hereto.

     4. PARTIAL TENDERS. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any Certificate (or if fewer than all the whole Shares to be received upon conversion of Convertible Debentures evidenced by any Certificate) delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new Certificate(s) evidencing the remainder of the Shares (or Debentures) that were evidenced by the Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions", as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Certificates (and all whole Shares to be received upon conversion of Convertible Debentures evidenced by Certificates) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby (or the Convertible Debentures that are convertible into the Shares tendered hereby), the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without any alteration, enlargement or change whatsoever.

     If any Share tendered hereby (or any Convertible Debenture that is convertible into any Share tendered hereby) is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby (or any Convertible Debenture that is convertible into any Share tendered hereby) are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby (or any Convertible Debentures that are convertible into any Shares tendered hereby), no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates evidencing Shares (or Convertible Debentures that are convertible into Shares) not tendered or not purchased are to be issued in the name of a person other than the registered holder(s), in which case the Certificate(s) evidencing the Shares tendered hereby (or the Convertible Debentures that are convertible into the Shares tendered hereby) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby (or any Convertible Debentures that are convertible into Shares tendered hereby), the Certificate(s) evidencing such Shares (or Convertible Debentures) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if Certificates evidencing Shares not tendered or not purchased (or Certificates evidencing Convertible Debentures convertible into Shares not tendered or not purchased) are to be issued in the name of, a person other than the registered holder(s), the amount of any transfer taxes (whether imposed on the registered owner(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless satisfactory evidence to the Purchaser of the payment of such taxes or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES EVIDENCING THE SHARES TENDERED HEREBY (OR THE CERTIFICATES EVIDENCING CONVERTIBLE DEBENTURES CONVERTIBLE INTO THE SHARES TENDERED HEREBY).

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby (or if Shares are tendered by the delivery of Certificates for Convertible Debentures, a check for any cash in lieu of fractional Shares received upon conversion of such Convertible Debentures) is to be issued, or Certificate(s) evidencing Shares not tendered or not purchased (or Convertible Debentures convertible into Shares not tendered or not purchased) are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if any such check or any such Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed. Shareholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such shareholder may designate in the box entitled "Special Payment Instructions" on the reverse hereof. If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated on the reverse hereof as the account from which such Shares were delivered.

     8. 31% BACKUP WITHHOLDING. In order to avoid backup withholding of Federal income tax on payments of cash pursuant to the Offer, a securityholder tendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such holder's correct taxpayer identification number (i.e., social security number or employer identification number) ("TIN") on the Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such holder is not subject to backup withholding. If a holder does not provide such holder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such holder and payment of cash to such holder pursuant to the Offer may be subject to backup withholding of 31%.

     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding may be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund may be obtained by the holder upon filing an income tax return.

     The securityholder is required to give the Depositary the TIN of the record holder of the Shares (or in the case of Shares to be received upon conversion of Convertible Debentures, the record holder of the Convertible Debentures). If the Shares (or Convertible Debentures) are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     The box in Part 3 of Substitute Form W-9 may be checked if the tendering securityholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the securityholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such securityholder if a TIN is provided to the Depositary within 60 days.

     Certain securityholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign securityholders must complete and sign a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to Salomon Brothers Inc, the Dealer Manager, or to D.F. King & Co., Inc., the Information Agent, at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, the Supplement, the Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from the Information Agent or the Dealer Manager or from brokers, dealers, commercial banks and trust companies.

     10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Shares (or Convertible Debentures) has been lost, destroyed or stolen, the securityholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares (or the number of Shares to be received upon conversion of any Convertible Debentures) so lost, destroyed or stolen. The securityholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A COPY HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES (TOGETHER WITH CERTIFICATES FOR SHARES OR CONVERTIBLE DEBENTURES OR CONFIRMATION OF BOOK-ENTRY TRANSFER), AND ALL OTHER REQUIRED DOCUMENTS OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE SUPPLEMENT).

             PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

--------------------------------------------------------------------------------
 SUBSTITUTE                       PART 1-- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY     _______________________
                                          BY SIGNING AND DATING BELOW.                                     Social Security
 FORM W-9                                                                                                     Number(s)
 DEPARTMENT OF THE TREASURY                                                                                      OR
 INTERNAL REVENUE SERVICE                                                                              _______________________
 PAYER'S REQUEST                                                                                       Employer Identification
 FOR TAXPAYER                                                                                                 Number(s)
 IDENTIFICATION NUMBER            ----------------------------------------------------------------
 (TIN)                            PART 2--Certification--Under penalty of perjury, I certify that:            PART 3--
                                  (1) the number shown on this form is my correct Taxpayer                  Awaiting TIN
                                      Identification Number (or I am waiting for a number to be                 [ ]
                                      issued to me) and
                                  (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been
                                      notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                                                                                     ---------------------------
                                                                                                              PART 4--
                                                                                                               Exempt
                                                                                                                 [ ]
                                  ----------------------------------------------------------------------------------------------
                                  CERTIFICATION INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 4 above.

--------------------------------------------------------------------------------

   Signature ____________________________________        Date  __________ , 1996
--------------------------------------------------------------------------------

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                         PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

________________________________              _________________, 1996
Signature                                          Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.
                                77 Water Street
                               New York, NY 10005
                Bankers and Brokers Call Collect: (212) 269-5550
                         Call Toll Free: (800) 488-8075

                      The Dealer Manager for the Offer is:

                              SALOMON BROTHERS INC

                            Seven World Trade Center
                               New York, NY 10048
                          Call Collect: (212) 783-5141